 Filed pursuant to Rule 497(e)
Registration Nos. 333-264478; 811-23793

Defiance Daily Target 2X Long HOOD (HOOX)

(the “Fund”)

listed on The Nasdaq Stock Market, LLC

September 2, 2026

Supplement to the Summary Prospectus, Prospectus

and Statement of Additional Information,

each dated August 28, 2026

Effective August 20, 2026, the investment adviser, Tidal Investments LLC, has agreed to reduce the Fund’s unitary management fee from 1.29% to 0.65% of the Fund’s average daily net assets. The following changes to the Prospectuses and Statement of Additional Information apply:

In the Fund Summary section of the Prospectus related to the Defiance Daily Target 2X Long HOOD ETF, the table and text under the “Fees and Expenses of the Fund” and “Example” headings are deleted in their entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.65%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.02%
Acquired Fund Fees and Expenses (2)	0.01%
Total Annual Fund Operating Expenses(3)	0.68%

(1)	Restated to reflect the Fund’s contractual management fee effective August 20, 2026. The Fund’s investment adviser, Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, will pay, or require a sub-adviser to pay, all of the Fund’s expenses incurred by the Fund (except for advisory fees) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses and other non-routine or extraordinary expenses.

(2)	Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude AFFE.

(3)	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example.

 Filed pursuant to Rule 497(e)
Registration Nos. 333-264478; 811-23793

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$68	$214

In the Prospectus, under the “Investment Adviser” heading of the “Management” section, the second paragraph is hereby deleted in its entirety and replaced with the following:

Tidal serves as investment adviser to the Funds and has overall responsibility for the general management and administration of the Funds pursuant to an investment advisory agreement with the Trust, on behalf of each Fund (the “Advisory Agreement”). The Adviser is responsible for the day-to-day management of the Funds’ portfolios, including determining the securities and financial instruments purchased and sold by each Fund and trading portfolio securities and financial instruments for each Fund, subject to the supervision of the Board. The Adviser also arranges for sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. For the services provided to the Funds, each Fund pays the Adviser a unitary management fee of 0.65%, which is calculated daily and paid monthly, at an annual rate based on such Fund’s average daily net assets.

In the Statement of Additional Information, under the “Investment Adviser” section, the second paragraph is hereby deleted in its entirety and replaced with the following:

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser provides investment advice to each Fund and oversees the day-to-day operations of each Fund, subject to the direction and oversight of the Board. The Adviser is responsible for the day-to-day management of the Fund’s portfolio, including determining the securities and financial instruments purchased and sold by the Fund and trading portfolio securities and financial instruments for the Fund. Under the Advisory Agreement, the Adviser is also responsible for arranging sub-advisory, transfer agency, custody, fund administration and accounting, and other related services necessary for the Funds to operate. The Adviser administers each Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping, and administrative services. Under the Advisory Agreement, in exchange for a single unitary management fee from each Fund, the Adviser has agreed to pay all expenses incurred by such Fund except for the Excluded Expenses, as defined in the Prospectus. For services provided to the Funds, each Fund pays the Adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate of 0.65% based on the Fund’s average daily net assets.

Please retain this Supplement for future reference.

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